EXHIBIT A

NOTE

$_______________                                                                                                                New York, New York

                        [__], 2007

        For value received, NORFOLK SOUTHERN CORPORATION, a Virginia corporation (the "Borrower"), hereby unconditionally promises to pay to the order of ______________ (the "Lender"), for the account of its Applicable Lending Office, the principal amount of the lesser of (a) ____________________ ($______) and (b) the aggregate unpaid principal amount of each Loan made by the Lender to the Borrower pursuant to the Amended and Restated Credit Agreement referred to below on the maturity date provided for in the Amended and Restated Credit Agreement.  The Borrower promises to pay interest on the unpaid principal amount of each such Loan on the dates and at the rate or rates provided for in the Amended and Restated Credit Agreement.  All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of JPMorgan Chase Bank, N.A., 270 Park Avenue, New York, New York 10017.

        All Loans made by the Lender, the respective Types thereof and all repayments of the principal thereof shall be recorded by the Lender and, if the Lender so elects in connection with any transfer or enforcement hereof, appropriate notations to evidence the foregoing information with respect to each such Loan then outstanding may be endorsed by the Lender on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof, which recordation shall constitute prima facie evidence of the accuracy of the information so recorded; provided that the failure of the Lender to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Amended and Restated Credit Agreement.

        This note is one of the Notes referred to in the Amended and Restated Credit Agreement dated as of June 26, 2007 among the Borrower, the lenders from time to time party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent (as the same may be amended from time to time, the "Amended and Restated Credit Agreement").  Terms defined in the Amended and Restated Credit Agreement are used herein with the same meanings.  Reference is made to the Amended and Restated Credit Agreement for provisions for the optional prepayment hereof and the acceleration of the maturity hereof.

        This note shall be governed by, and construed in accordance with, the laws of the State of New York.

                                                                                                               NORFOLK SOUTHERN CORPORATION

                                                                                                               By: _________________________________
                                                                                                                     Name:

                                                                                                                     Title:

LOANS AND PAYMENTS OF PRINCIPAL

Date	Class of Loan	Type of Loan	Amount of Loan	Amount of Principal Repaid	Notation Made By

EXHIBIT B-1

Form of Opinion of Special Counsel for the Borrower

                                                                                                                                                June 26, 2007

JPMorgan Chase Bank, N.A.,

    as Administrative Agent as referred to below
   and the Addressees identified
   on Schedule I hereto

                        Re:  Norfolk Southern Corporation

Ladies and Gentlemen:

        We have acted as special counsel to Norfolk Southern Corporation, a Virginia corporation (the "Borrower"), in connection with the preparation, execution and delivery of the Amended and Restated Credit Agreement (the "Credit Agreement"), dated as of June 26, 2007, among the Borrower, each Lender from time to time party thereto, JPMorgan Chase Bank, N.A., (in such capacity, the "Administrative Agent") and Citibank, N.A., as the Syndication Agent, and certain other instruments and documents related to the Credit Agreement.  This opinion is being delivered pursuant to Section 3.1(d)(i) of the Credit Agreement.

        In our examination we have assumed the genuineness of all signatures including endorsements, the legal capacity and competency of natural persons, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as facsimile, electronic, certified or photostatic copies, and the authenticity of the originals of such copies.  As to any facts material to this opinion which we did not independently establish or verify, we have relied upon statements and representations of the Borrower and its officers and other representatives and of public officials, including the facts and conclusions set forth therein.

        In rendering the opinions set forth herein, we have examined and relied on originals or copies of the following:

        (a)   the Credit Agreement;

        (b)   the Note (as defined in the Credit Agreement) listed on Schedule II, issued to the Lenders, each dated as of June 26, 2007;

        (c)   the certificate of William A. Galanko, Esq., Vice President - Law of the Borrower (the "Corporate Officer"), dated the date hereof, a copy of which is attached as Exhibit A hereto (the "Opinion Certificate"); and

        (d)   such other documents as we have deemed necessary or appropriate as a basis for the opinions set forth below.

        We express no opinion as to the laws of any jurisdiction, including without limitation, the laws of the Commonwealth of Virginia, other than (i) the Applicable Laws of the State of New York and (ii) the Applicable Laws of the United States of America (including, without limitation, Regulations U and X of the Federal Reserve Board).

        Capitalized terms used herein and not otherwise defined herein shall have the same meanings herein as ascribed thereto in the Credit Agreement.   The documents identified in clauses (a) - (b) shall hereinafter be referred to collectively as the "Transaction Agreements."  "Applicable Laws" shall mean those laws, rules and regulations which, in our experience, are normally applicable to transactions of the type contemplated by the Transaction Agreements, without our having made any special investigation as to the applicability of any specific law, rule or regulation, and which are not the subject of a specific opinion herein referring expressly to a particular law or laws.

        Based upon the foregoing and subject to the limitations, qualifications, exceptions and assumptions set forth herein, we are of the opinion that:

            1.  Each of the Transaction Agreements constitutes the valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms under the Applicable Laws of the State of New York.

            2.   Neither the execution, delivery or performance by the Borrower of the Transaction Agreements nor the compliance by the Borrower with the terms and provisions thereof will contravene any provision of any Applicable Law of the State of New York or any Applicable Law of the United States of America.

            3.   The Borrower is not and, solely after giving effect to the loans made pursuant to the Transaction Agreements, will not be an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

        Our opinions are subject to the following assumptions and qualifications:

(a)   enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in equity or at law);

        (b)   we have assumed that each of the Transaction Agreements constitutes the valid and binding obligation of each party to such Transaction Agreement (other than the Borrower to the extent expressly set forth herein) enforceable against such other party in accordance with its terms;

        (c)   we express no opinion as to the effect on the opinions expressed herein of (i) the compliance or non-compliance of any party (other than the Borrower to the extent expressly set forth herein) to the Transaction Agreements with any state, federal or other laws or regulations applicable to it or (ii) the legal or regulatory status or the nature of the business of any party (other than the Borrower to the extent expressly set forth herein);

        (d)   we express no opinion as to the enforceability of any rights to contribution or indemnification provided for in the Transaction Agreements which are violative of the public policy underlying any law, rule or regulation (including any federal or state securities law, rule or regulation);

        (e)   we express no opinion on the enforceability of any provision in a Transaction Agreement purporting to prohibit, restrict or condition the assignment of rights under such Transaction Agreement to the extent such restriction on assignability is governed by the Uniform Commercial Code;

        (f)   we express no opinion as to the enforceability of any section of any Transaction Agreement to the extent it purports to waive any objection a person may have that a suit, action or proceeding has been brought in an inconvenient forum or a forum lacking subject matter jurisdiction;

        (g)   we have assumed that all conditions precedent contained in Article 3 of the Credit Agreement, which conditions require the delivery of documents, evidence or other items satisfactory in form, scope and/or substance to the Administrative Agent or the Lenders or the satisfaction of which is otherwise in the discretion or control of the Administrative Agent or the Lenders have been, or contemporaneously with the delivery hereof will be, fully satisfied;

        (h)   to the extent that any opinion relates to the enforceability of the choice of New York law and choice of New York forum provisions of the Transaction Agreements, our opinion is rendered in reliance upon N.Y. Gen. Oblig. Law §§ 5-1401, 5-1402 (McKinney 2001) and N.Y. CPLR 327(b) (McKinney 2001) and is subject to the qualifications that such enforceability may be limited by public policy considerations of any jurisdiction, other than the courts of the State of New York, in which enforcement of such provisions, or of a judgment upon an agreement containing such provisions, is sought;

        (i)   we call to your attention that the choice of New York law on the basis of Section 5-1401 of the New York General Obligation Law is only relevant insofar as litigation is brought to enforce the Transaction Agreements in the courts of the State of New York, and we have assumed that there is a basis for jurisdiction in such courts;

        (j)   we express no opinion with respect to any provision of the Credit Agreement to the extent it authorizes or permits any Affiliate of any Lender or, to the extent that there are any participants, the purchaser of a participation interest, to set-off or apply any deposit, property or indebtedness or the effect thereof on the opinions contained herein;

        (k)   without in any way affecting any opinion previously delivered by us with respect to the Original Agreement (as hereinafter defined), we have assumed that the Credit Agreement, dated as of August 31, 2004, by and among the Borrower, each Lender from time to time party thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent (as amended, supplemented or otherwise modified prior to the amendment and restatement and the delivery of this opinion to you, the "Original Agreement") continues to constitute the valid and binding obligation of each party thereto enforceable against each such party in accordance with its terms immediately prior to the amendment and restatement thereof and our delivery of this opinion to you; and

        (l)   we call to your attention that: (i) the opinion previously delivered by us with respect to the Original Agreement contained qualifications, and that such qualifications continue to be effective with respect to this opinion and (ii) such opinion was effective only as of the date thereof and that such effectiveness is not brought forward by the delivery of this opinion.

        In rendering the foregoing opinions, we have assumed, with your consent, that:

        (a)  the Borrower is validly existing and in good standing under the laws of the Commonwealth of Virginia.

        (b)   the Borrower has the corporate power and authority to execute, deliver and perform all of its obligations under each of the Transaction Agreements under the laws of the Commonwealth of Virginia.  The execution and delivery of each of the Transaction Agreements and the consummation by the Borrower of the transactions contemplated thereby have been duly authorized by all requisite corporate action on the part of the Borrower under the laws of the Commonwealth of Virginia.  Each of the Transaction Agreements has been duly executed and delivered by the Borrower under the laws of the Commonwealth of Virginia.

        (c)   the execution, delivery and performance of any of its obligations under the Transaction Agreements does not and will not conflict with, contravene, violate or constitute a default under (i) the Articles of Incorporation or the By-laws of the Borrower,(ii) any lease, indenture, instrument or other agreement to which the Borrower or its property is subject, (iii) any rule, law or regulation to which the Borrower is subject (other than Applicable Laws of the State of New York and Applicable Laws of the United States of America as to which we express our opinion in paragraph 2 herein) or (iv) any judicial or administrative order or decree of any governmental authority;

        (d)   the execution and delivery by the Borrower of each of the Transaction Agreements and the performance by the Borrower of its obligations under each of the Transaction Agreements, each in accordance with its terms, do not cause the creation of any security interest or lien upon any of the property of the Borrower pursuant to any agreements or instruments of the Borrower;

        (e)   no authorization, consent or other approval of, notice to or filing with any court, governmental authority or regulatory body is required to authorize or is required in connection with the execution, delivery or performance by the Borrower of any Transaction Agreement or the transactions contemplated thereby; and

        (f)   neither the execution, delivery or performance by the Borrower of its obligations under the Transaction Agreements nor compliance by the Borrower with the terms thereof will contravene any order or decree of governmental authorities to which the Borrower is subject.

        We understand that you are separately receiving an opinion, with respect to certain of the foregoing assumptions from William A. Galanko, Esq., Vice President - Law (the "Corporate Counsel Opinion"), and we are advised that such opinion contains qualifications.  Our opinions herein stated are based on the assumptions specified above and we express no opinion as to the effect on the opinions herein stated of the qualifications contained in the Corporate Counsel Opinion.

        This opinion is being furnished only to you in connection with the Transaction Agreements and is solely for your benefit and is not to be used, circulated, quoted or otherwise referred to for any other purpose or relied upon by any other person or entity for any purpose without our prior written consent.

                                                                                                               Very truly yours,

                                                                                                               SKADDEN, ARPS, SLATE,

                                                                                                               MEAGHER & FLOM LLP

Schedule I

Other Addressees

1.         JPMorgan Chase Bank N.A., as the administrative agent and swingline lender.

2.         Citibank, N.A., as the syndication agent.

3.         Barclays Bank PLC

4.         Deutsche Bank AG New York Branch

5.         SunTrust Bank

6.         Wachovia Bank, National Association

7.         Bank of Tokyo-Mitsubishi UFJ Trust Company

8.         Merrill Lynch Bank USA

9.         William Street Commitment Corporation

10.       Bank of America, N.A.

11.       Bayerische Landesbank

12.       Fifth Third Bank

13.       PNC Bank

14.       Societe Generale

15.       Sumitomo Mitsui Banking Corporation

16.       The Bank of New York

17.       The Northern Trust Company

18.       U.S. Bank, N.A.

19.       UBS Loan Finance LLC

Schedule II

Note

1.         Note, by and between the Borrower and PNC Bank, dated as of June 26, 2007.

Exhibit A to Opinion of
Special Counsel for the Borrower

Officer's Certificate

                                                        June 26, 2007

        I, William A. Galanko, am the duly elected, qualified and acting Vice President - Law of Norfolk Southern Corporation, a Virginia corporation (the "Borrower").  I understand that pursuant to Section 3.1(d)(i) of the Credit Agreement, dated as of June 26, 2007 (the "Agreement"),  Skadden, Arps, Slate, Meagher & Flom LLP ("SASM&F") is rendering an opinion (the "Opinion") to JPMorgan Chase Bank, N.A. and certain Lenders identified therein with respect to the Transaction Agreements (as defined in the Opinion).  Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms as set forth in the Opinion.  I further understand that SASM&F is relying on this officer's certificate and the statements made herein in rendering such Opinion.

        With regard to the foregoing, on behalf of the Borrower, I hereby certify that:

        1.         I am familiar with the business of the Borrower and its subsidiaries, and due inquiry has been made of all persons deemed necessary or appropriate to verify or confirm the statements contained herein.

        2.         SASM&F may rely on the respective representations and warranties that the Borrower has made in the Agreement, each of the other Transaction Agreements (as defined in the Opinion) and each of the certificates delivered pursuant thereto.  I have made a careful review of each of such representations and warranties and hereby confirm, to the best of my knowledge and belief, that such representations and warranties are true, correct and complete on and as of the date of this certificate.

        3.         Less than twenty-five percent (25%) of the assets of the Borrower and its subsidiaries on a consolidated basis and on an unconsolidated basis consist of Margin Stock.

        4.         The Borrower is primarily engaged directly, or indirectly through Majority-Owned Subsidiaries, in freight railroad transportation; and the Borrower (i) is not and does not hold itself out as being engaged primarily, nor does it propose to engage primarily, in the business of investing, reinvesting or trading in Securities, (ii) has not and is not engaged in, and does not propose to engage in, the business of issuing Face-Amount Certificates of the Installment Type and has no such certificate outstanding and (iii) does not own or propose to acquire Investment Securities having a Value exceeding forty percent (40%) of the Value of the total assets of the Borrower (exclusive of Government Securities and cash items) on an unconsolidated basis.

        5.         The execution and delivery by the Borrower of each of the Transaction Agreements and the performance by the Borrower of its obligations under each of the Transaction Agreements, each in accordance with its terms, do not constitute a violation of, or a default under, any material contract binding upon the Borrower or any other contract relevant to the Transaction Agreements.

        6.         Neither the execution, delivery or performance by the Borrower of its obligations under the Transaction Agreements nor compliance by the Borrower with the terms thereof will contravene any orders or decrees of governmental authorities to which the Borrower is subject.

        7.         No governmental approval, which has not been obtained or taken and is not in full force and effect, is required to authorize, or is required in connection with, the execution or delivery of any of the Transaction Agreements by the Borrower or the enforceability of any of the Transaction Agreements against the Borrower.

        8.         As used in paragraph 3 of this certificate, the following term shall have the following meaning:

                    "Margin Stock" means: (i) any equity security registered or having unlisted trading privileges on a national securities exchange; (ii) any OTC security designated as qualified for trading in the National Market System under a designation plan approved by the Securities and Exchange Commission; (iii) any debt security convertible into a margin stock or carrying a warrant or right to subscribe to or purchase a margin stock; (iv) any warrant or right to subscribe to or purchase a margin stock; or (v) any security issued by an investment company registered under Section 8 of the Investment Company Act of 1940.

        9.         As used in paragraphs 4 and 9 of this certificate, the following terms shall have the following meanings:

                    "Exempt Fund" means a company that is excluded from treatment as an investment company solely by section 3(c)(1) or 3(c)(7) of the Investment Company Act of 1940 (applicable to certain privately offered investment funds).

                    "Face-Amount Certificate of the Installment Type" means any certificate, investment contract, or other Security that represents an obligation on the part of its issuer to pay a stated or determinable sum or sums at a fixed or determinable date or dates more than 24 months after the date of issuance, in consideration of the payment of periodic installments of a stated or determinable amount.

                    "Government Securities" means all Securities issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the government of the United States pursuant to authority granted by the Congress of the United States; or any certificate of deposit for any of the foregoing.

                    "Investment Securities" includes all Securities except (A) Government Securities, (B) Securities issued by companies the only shareholders in which are employees and former employees of a company and its subsidiaries, members of the families of such persons and the company and its subsidiaries and (C) Securities issued by Majority-Owned Subsidiaries of the  Borrower which are not engaged and do not propose to be engaged in activities within the scope of clause (i), (ii) or (iii) of paragraph 4 of this Certificate or which are exempted or excepted from treatment as an investment company by statute, rule or governmental order (other than Exempt Funds).

                    "Majority-Owned Subsidiary" of a person means a company fifty percent (50%) or more of the outstanding Voting Securities of which are owned by such person, or by a company which, within the meaning of this paragraph, is a Majority-Owned Subsidiary of such person.

                    "Security" means any note, stock, treasury stock, bond, debenture, evidence of indebtedness, certificate of interest or participation in any profit-sharing agreement, collateral-trust certificate, pre-organization certificate or subscription, transferable share, investment contract, voting-trust certificate, certificate of deposit for a security, fractional undivided interest in oil, gas, or other mineral rights, any put, call, straddle, option, or privilege on any security (including a certificate of deposit) or on any group or index of securities (including any interest therein or based on the value thereof), or any put, call, straddle, option, or privilege entered into on a national securities exchange relating to foreign currency, or, in general, any interest or instrument commonly known as a "security," or any certificate of interest or participation in, temporary or interim certificate for, receipt for, guarantee of, or warrant or right to subscribe to or purchase, any of the foregoing.

                    "Value" means (i) with respect to Securities owned at the end of the last preceding fiscal quarter for which market quotations are readily available, the market value at the end of such quarter; (ii) with respect to other Securities and assets owned at the end of the last preceding fiscal quarter, fair value at the end of such quarter, as determined in good faith by or under the direction of the board of directors; and (iii) with respect to securities and other assets acquired after the end of the last preceding fiscal quarter, the cost thereof.

                    "Voting Security" means any security presently entitling the owner or holder thereof to vote for the election of directors of a company (or its equivalent, e.g., general partner or manager of a limited liability company).

[Signature Page Follows]

IN WITNESS THEREOF, I have executed this certificate as of the date first written above.

                                 NORFOLK SOUTHERN CORPORATION

                                 By:
                                       William A. Galanko
                                       Vice President - Law

EXHIBIT B-2

Form of Opinion of General Counsel of the Borrower

                                                William A. Galanko
                                                                                                                                                Vice President - Law

(757) 629-2374

(757) 533-4872 (fax)

E-mail: William.Galanko@nscorp.com

                                                                                                                                                June 26, 2007

To the Lenders and the Administrative Agent
  Referred to Below
c/o JPMorgan Chase Bank, N.A.
  as Administrative Agent
270 Park Avenue
New York, New York  10017

Ladies and Gentlemen:

        I have acted as counsel to Norfolk Southern Corporation, a Virginia corporation (the "Borrower") in connection with the Amended and Restated Credit Agreement, dated as of June 26, 2007 (the "Credit Agreement"), among the Borrower, the lenders listed on the signature pages thereof (the "Lenders"), Citibank, N.A., as Syndication Agent (the "Syndication Agent"), and JPMorgan Chase Bank, N.A., as Administrative Agent (the "Administrative Agent"), and with the Notes, if any, to be delivered referred to therein (the Credit Agreement and the Notes referred to herein collectively as the "Loan Documents").  Terms not otherwise defined herein have the same meanings as in the Credit Agreement.  This opinion is being delivered to you pursuant to Section 3.1(d)(ii) of the Credit Agreement.

        In rendering the opinions set forth herein, I, or attorneys under my supervision, have examined or relied on originals or copies of the Loan Documents and have examined such other documents, instruments, certificates and records as I or such attorneys have deemed necessary or appropriate as a basis for the opinions set forth herein.  In such examination, I or such attorneys have assumed the legal capacity of all natural persons, the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as facsimile, electronic, certified or photostatic copies and the authenticity of the originals of such documents.  In making such examination of documents executed by parties other than the Borrower, I or such attorneys have assumed that such parties had the power, corporate or other, to enter into and perform all obligations thereunder and also have assumed the due authorization by all requisite action, corporate and other, and the execution and delivery by such parties of such documents and the validity, enforceability and binding effect thereof with respect to such parties.

        Upon the basis of the foregoing, I am of the opinion that:

                        1.         The Borrower is a corporation duly incorporated, validly existing and in good standing under the laws of the state of its incorporation, and it has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted, except where the failure to have such licenses, authorizations, consents and approvals could not reasonably be expected to result in a Material Adverse Change.

                        2.         The execution, delivery and performance by the Borrower of the Loan Documents to which it is a party are within the Borrower's corporate powers, have been duly authorized by all necessary corporate action, require no action by or in respect of, or filing with, any governmental body, agency or official (except for filings with governmental agencies (x) which filings are necessary or desirable in order for the Borrower to comply with disclosure obligations under applicable laws and (y) which filings, if not made, would not have any effect on the validity or enforceability of the Loan Documents and the obligations of the Borrower thereunder), and do not contravene, or constitute a default under, any provision of applicable law or regulation applicable to the Borrower (including without limitation the Margin Regulations) or of the Borrower's Restated Articles of Incorporation or Bylaws, or of any agreement under which Debt may be incurred or any other material agreement, judgment, injunction, order, decree or other instrument known by me to be binding upon the Borrower, or result in the creation or imposition of any Lien on any asset of the Borrower or any of its Consolidated Subsidiaries.  The Borrower duly has authorized, executed and delivered the Loan Documents to which it is a party.

                       3.         Except as set forth in the Borrower's 2006 Form 10-K and quarterly reports for the fiscal quarter ended March 31, 2007, on Form 10-Q, there is no action, suit or proceeding (including any rate-setting hearing) pending against, or to the best of my knowledge threatened against or affecting, the Borrower or any of its Consolidated Subsidiaries before any court or arbitrator or any governmental body, agency or official, which could reasonably be expected to result in a Material Adverse Change or which in any manner draws into question the validity of the Credit Agreement.

                       4.         The Borrower and its Consolidated Subsidiaries are in compliance in all material respects with all applicable provisions of the United States Interstate Commerce Commission Termination Act of 1995, as amended to date, and all regulations, orders, rulings and interpretations thereunder, except where the failure so to comply could not reasonably be expected to result in a Material Adverse Change.

        I am licensed to practice law in the Commonwealth of Virginia.  Therefore, in rendering the foregoing opinion, I express no opinion concerning the laws of any jurisdiction other than those of the Commonwealth of Virginia and the United States of America; nor do I express any opinion:

                       a.         as to the enforceability of any rights to contribution or indemnification provided for in the Credit Agreement and the Notes, if any, listed on Schedule II of the opinion of even date given by Skadden, Arps, Slate, Meagher & Flom LLP (together, the "Transaction Documents") to the extent any such rights are violative of the public policy underlying any law, rule or regulation (including without limitation any federal or state securities law, rule or regulation);

                       b.         as to any provision of any of the Transaction Documents to the extent it authorizes or permits any Person, other than the party to any of the Transaction Documents to whom an obligation is owed, to set-off or apply any deposit, property or indebtedness in respect of such obligation; or

                       c.         as to the effect on the opinion expressed herein of (i) the compliance or non-compliance of the Administrative Agent and the Lenders (together, the "Lender Parties") with any state, federal or other laws or regulations applicable to any of them (other than the Margin Regulations to the extent I express an opinion with respect thereto in paragraph 2 herein), or (ii) the legal or regulatory status or the nature of the business of any of the Lender Parties.

        This opinion is rendered solely to the Lenders and the Administrative Agent and may not be relied upon by any person other than the Lenders, the Administrative Agent, Skadden, Arps, Slate, Meagher & Flom LLP, as special counsel to the Borrower, and Simpson Thacher & Bartlett LLP, as special counsel to the Administrative Agent.

                                                                                                                                     Very truly yours,

                                                                                                                                     William A. Galanko

                                                                                                                                     Vice President - Law

EXHIBIT C

Form of Opinion of Special Counsel to the Administrative Agent

                                                                                                                                                June 26, 2007

JPMorgan Chase Bank, N.A., as Administrative Agent under

            the Credit Agreement, as hereinafter

            defined (the "Agent")

                        and

The Lenders listed on Schedule I hereto

            which are parties to the Credit Agreement

            on the date hereof

         Re:    Amended and Restated Credit Agreement dated as of June 26, 2007 (the "Credit

                  Agreement") among Norfolk Southern Corporation (the "Company"), the lending institutions identified in the Credit Agreement (the "Lenders") and the Agent

Ladies and Gentlemen:

        We have acted as special counsel to the Agent in connection with the preparation, execution and delivery of the Credit Agreement and the Notes, if any, delivered to the Lenders on the date hereof.

        Unless otherwise indicated, capitalized terms used but not defined herein shall have the respective meanings set forth in the Credit Agreement.  This opinion is furnished to you pursuant to Section 3.1(e) of the Credit Agreement.

        In connection with this opinion, we have examined (A) the Credit Agreement, signed by the Company, the Agent and certain of the Lenders and (B) forms of the Notes to be delivered after the date hereof (the Credit Agreement and any such Notes, the "Credit Documents").

        We also have examined the originals, or duplicates or certified or conformed copies, of such records, agreements, instruments and other documents and have made such other investigations as we have deemed relevant and necessary in connection with the opinions expressed herein.  As to questions of fact material to this opinion, we have relied upon certificates of public officials and of officers and representatives of the Company.  In addition, we have examined, and have relied as to matters of fact upon, the representations made in the Credit Agreement.

        In rendering the opinion set forth below, we have assumed the genuineness of all signatures, the legal capacity of natural persons, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as duplicates or certified or conformed copies, and the authenticity of the originals of such latter documents.

        In rendering the opinion set forth below we have assumed that (1) the Credit Agreement is a valid and legally binding obligation of each of the Lenders parties thereto, (2) (a) the Company is validly existing and in good standing under the laws of the jurisdiction in which it is organized and has duly authorized, executed and delivered the Credit Agreement, and any Notes delivered on the date hereof, in accordance with its Certificate of Incorporation and By-Laws, and has duly authorized any Notes executed and delivered after the date hereof, in accordance with its Certificate of Incorporation and By-Laws, (b) execution, delivery and performance by the Company of the Credit Documents do not violate the laws of the jurisdiction in which it is organized or any other applicable laws (excepting the laws of the State of New York and the Federal laws of the United States) and (c) execution, delivery and performance by the Company of the Credit Documents do not constitute a breach or violation of any agreement or instrument which is binding upon the Company and (3) the Company is not an "investment company" within the meaning of and subject to regulation under the Investment Company Act of 1940, as amended.

        In rendering the opinion set forth below with respect to the Notes, we have assumed that at the time of any execution and delivery of Notes, if any, after the date hereof, the Board of Directors of the Company (or any committee thereof acting pursuant to authority properly delegated to such committee by the Board of Directors) has not taken any action to rescind or otherwise reduce its prior authorization of the issuance of such Notes.

        Based upon and subject to the foregoing, and subject to the qualifications and limitations set forth herein, we are of the opinion that the Credit Agreement and each Note delivered on the date hereof constitute, and each Note, if any, delivered to a Lender after the date hereof, assuming the due execution and delivery by the Credit Party which is the maker of such Note, will constitute, the valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms.

        Our opinion set forth above is subject to (i) the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, (ii) general equitable principles (whether considered in a proceeding in equity or at law) and (iii) an implied covenant of good faith and fair dealing.

        We express no opinion with respect to:

        (A) the effect of any provision of the Credit Documents which is intended to permit modification thereof only by means of an agreement in writing by the parties thereto;

        (B) the effect of any provision of the Credit Documents insofar as it provides that any Person purchasing a participation from a Lender or other Person may exercise set-off or similar rights with respect to such participation or that any Lender or other Person may exercise set-off or similar rights other than in accordance with applicable law;

        (C) the effect of any provision of the Credit Documents imposing penalties or forfeitures;

        (D) the enforceability of any provision of any of the Credit Documents to the extent that such provision constitutes a waiver of illegality as a defense to performance of contract obligations; and

        (E) the effect of any provision of the Credit Documents relating to indemnification or exculpation in connection with violations of any securities laws or relating to indemnification, contribution or exculpation in connection with willful, reckless or criminal acts or gross negligence of the indemnified or exculpated Person or the Person receiving contribution.

        In connection with the provisions of the Credit Agreement whereby the parties submit to the jurisdiction of the courts of the United States of America located in the State of New York, we note the limitations of 28 U.S.C. §§ 1331 and 1332 on subject matter jurisdiction of the Federal courts.  In connection with the provisions of the Credit Agreement which relate to forum selection (including, without limitation, any waiver of any objection to venue or any objection that a court is an inconvenient forum), we note that under NYCPLR § 510 a New York State court may have discretion to transfer the place of trial, and under 28 U.S.C. § 1404(a) a United States District Court has discretion to transfer an action from one Federal court to another.

        We do not express any opinion herein concerning any law other than the law of the State of New York and the Federal law of the United States.

        This opinion letter is rendered to you in connection with the above-described transactions.  This opinion letter may not be relied upon by you for any other purpose, or relied upon by, or furnished to, any other person, firm or corporation without our prior written consent.

                                                                                                               Very truly yours,

                                                                                                               SIMPSON THACHER & BARTLETT LLP

Schedule I

The Lenders

JPMorgan Chase Bank, N.A.
Citibank, N.A.
Barclays Bank PLC
Deutsche Bank AG New York Branch
SunTrust Bank
Wachovia Bank, National Association
Bank of Tokyo-Mitsubishi UFJ Trust Company
Merrill Lynch Bank USA
William Street Commitment Corporation
Bank of America, N.A.
Bayerische Landesbank
Fifth Third Bank
PNC Bank
Societe Generale
Sumitomo Mitsui Banking Corporation
The Bank of New York
The Northern Trust Company
U.S. Bank, N.A.
UBS Loan Finance LLC

EXHIBIT D

ASSIGNMENT AND ASSUMPTION AGREEMENT

        AGREEMENT dated as of ___________, 20__ among [ASSIGNOR] (the "Assignor"), [ASSIGNEE] (the "Assignee"), NORFOLK SOUTHERN CORPORATION (the "Borrower") and JPMORGAN CHASE BANK, N.A., as Administrative Agent (the "Administrative Agent").

W I T N E S S E T H

        WHEREAS, this Assignment and Assumption Agreement (the "Agreement") relates to the Amended and Restated Credit Agreement dated as of June 26, 2007 among the Borrower, the Assignor and the other lenders party thereto, as Lenders and the Administrative Agent (as amended from time to time, the "Amended and Restated Credit Agreement");

        WHEREAS, as provided under the Amended and Restated Credit Agreement, the Assignor has a Commitment to make Loans to the Borrower in an aggregate principal amount at any time outstanding not to exceed $_________;

        WHEREAS, Loans made to the Borrower by the Assignor under the Amended and Restated Credit Agreement in the aggregate principal amount of $________ are outstanding at the date hereof;

        WHEREAS, the Assignor proposes to assign to the Assignee all of the rights of the Assignor under the Amended and Restated Credit Agreement in respect of a portion of its Commitment thereunder in an amount equal to $________ (the "Assigned Amount"), together with a corresponding portion of its outstanding Loans, and the Assignee proposes to accept assignment of such rights and assume the corresponding obligations from the Assignor on such terms;

        NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the parties hereto agree as follows:

                First:  Definitions.  All capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Amended and Restated Credit Agreement.

                Second:  Assignment.  The Assignor hereby assigns and sells to the Assignee all of the rights of the Assignor under the Amended and Restated Credit Agreement to the extent of the Assigned Amount, and the Assignee hereby accepts such assignment from the Assignor and assumes all of the obligations of the Assignor under the Amended and Restated Credit Agreement to the extent of the Assigned Amount, including the purchase from the Assignor of the corresponding portion of the principal amount of the Loans made by the Assignor outstanding at the date hereof.  Upon the execution and delivery hereof by the Assignor, the Assignee, [the Borrower and the Administrative Agent] and the payment of the amounts specified in Section 3 required to be paid on the date hereof (i) the Assignee shall, as of the date hereof, succeed to the rights and be obligated to perform the obligations of a Lender under the Amended and Restated Credit Agreement with a Commitment in an amount equal to the Assigned Amount, and (ii) the Commitment of the Assignor shall, as of the date hereof, be reduced by a like amount and the Assignor released from its obligations under the Amended and Restated Credit Agreement to the extent such obligations have been assumed by the Assignee.  The assignment provided for herein shall be without recourse to the Assignor.

                Third:  Payments.  As consideration for the assignment and sale contemplated in Section 2 hereof, the Assignee shall pay to the Assignor on the date hereof in Federal funds an amount equal to $________.  It is understood that facility fees accrued to the date hereof are for the account of the Assignor and such fees accruing from and including the date hereof are for the account of the Assignee.  Each of the Assignor and the Assignee hereby agrees that if it receives any amount under the Amended and Restated Credit Agreement which is for the account of the other party hereto, it shall receive the same for the account of such other party to the extent of such other party's interest therein and shall promptly pay the same to such other party.

                Fourth:  Consent of the Borrower and the Administrative Agent.  This Agreement is conditioned upon the consent of the Borrower and the Administrative Agent pursuant to Section 9.6(c) of the Amended and Restated Credit Agreement.  The execution of this Agreement by the Borrower and the Administrative Agent is evidence of this consent.]

                Fifth:  Non-Reliance on Assignor.  The Assignor makes no representation or warranty in connection with, and shall have no responsibility with respect to, the solvency, financial condition, or statements of the Borrower, or the validity and enforceability of the obligations of the Borrower in respect of any Loan Document.  The Assignee acknowledges that it has, independently and without reliance on the Assignor, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and will continue to be responsible for making its own independent appraisal of the business, affairs and financial condition of the Borrower.

                Sixth:  Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

                Seventh:  Counterparts.  This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

                Eighth:  Notices.  All notices, requests and other communications to any party hereunder shall be in writing and shall be given to such party at its address or facsimile number set forth on the signature pages hereof.

        IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.

                                                                                                               [ASSIGNOR]

                                                                                                               By __________________________________
                                                                                                                     Title:

                                                                                                               [Address]
                                                                                                               Facsimile number:

                                                                                                               [ASSIGNEE]

                                                                                                               By __________________________________
                                                                                                                     Title:

                                                                                                                      [Address]
                                                                                                                      Facsimile number:

                                                                                                               NORFOLK SOUTHERN CORPORATION

                                                                                                               By __________________________________
                                                                                                                     Title:

                                                                                                                      Three Commercial Place
                                                                                                                      Norfolk, Virginia 23510-2191
                                                                                                                      Attention:  William J. Romig
                                                                                                                      Vice President and
                                                                                                                      Treasurer
                                                                                                                      Facsimile number:  804-629-2798

                                                                                                                      JPMORGAN CHASE BANK, N.A.
                                                                                                                       as Administrative Agent

                                                                                                                      By __________________________________
                                                                                                                           Title:

                                                                                                                           270 Park Avenue
                                                                                                                           New York, New York  10017
                                                                                                                           Attention:
                                                                                                                           Facsimile number:                ]

EXHIBIT E

Form of Money Market Quote Request

[Date]

To:       JPMorgan Chase Bank, N.A. (the "Administrative Agent")

From:   Norfolk Southern Corporation (the "Borrower")

Re:       Amended and Restated Credit Agreement (as amended, the "Amended and Restated Credit Agreement") dated as of June 26, 2007 among the Borrower, the Lenders listed on the signature pages thereof and the Administrative Agent.

We hereby give notice pursuant to Section 2.3 of the Amended and Restated Credit Agreement that we request Money Market Quotes for the following proposed Money Market Borrowing(s):

Date of Borrowing:  ___________________

Principal Amount1                                 Interest Period2

$

        Such Money Market Quotes should offer a Money Market [Margin] [Absolute Rate].

        Terms used herein have the meanings assigned to them in the Amended and Restated Credit Agreement.

                                                                                                               NORFOLK SOUTHERN CORPORATION

                                                                                                               By _____________________________
                                                                                                                    Title:

________________

1 Amount must be $25,000,000 or a larger multiple of $1,000,000.

2 Not less than one month (LIBOR Auction) or not less than 14 days (Absolute Rate Acution), subject to the provisions of the definition of Interest Period.

EXHIBIT F

Form of Invitation for Money Market Quotes

To:   [Name of Lender]

Re:   Invitation for Money Market Quotes to Norfolk Southern Corporation (the "Borrower")

        Pursuant to Section 2.3 of the Amended and Restated Credit Agreement dated as of June 26, 2007 among Norfolk Southern Corporation, the Lenders parties thereto and the undersigned, as Administrative Agent, we are pleased on behalf of the Borrower to invite you to submit Money Market Quotes to the Borrower for the following proposed Money Market Borrowing(s):

        Date of Borrowing:  ________________

Principal Amount                                  Interest Period

$

        Such Money Market Quotes should offer a Money Market [Margin] [Absolute Rate].

        Please respond to this invitation by no later than [2:00 P.M.] [9:30 A.M.] (New York City time) on [date].

                                                                                                               JPMORGAN CHASE BANK, N.A.
                                                                                                                 as Administrative Agent

                                                                                                               By ____________________________

                                                                                                                    Title:

EXHIBIT G

Form of Money Market Quote

JPMORGAN CHASE BANK, N.A.
   as Administrative Agent
270 Park Avenue
New York, New York  10017

Attention:

Re:   Money Market Quote to
Norfolk Southern Corporation (the "Borrower")

        In response to your invitation on behalf of the Borrower dated ___________, 20__, we hereby make the following Money Market Quote on the following terms:

        1.  Quoting Lender:  _____________________________

        2.  Person to contact at Quoting Lender:

            __________________________________

        3.  Date of Borrowing:  ______________________*

        4.  We hereby offer to make Money Market Loan(s) in the following principal amounts, for the following Interest Periods and at the following rates:

Principal Amount**	Interest Period***	Money Market [Margin****] [Absolute Rate*****]

$

$

   [Provided, that the aggregate principal amount of Money Market Loans for which the above offers may be accepted shall not exceed $____________.]**

__________

* As specified in the related Invitation.

** Principal amount bid for each Interest Period may not exceed principal amount requested.  Specify aggregate limitation if the sum of the individual offers exceeds the amount the Lender is willing to lend.  Bids must be made for $5,000,000 or a larger multiple of $1,000,000.

        We understand and agree that the offer(s) set forth above, subject to the satisfaction of the applicable conditions set forth in the Amended and Restated Credit Agreement dated as of June 26, 2007, the Lenders listed on the signature pages thereof and yourselves, as Administrative Agent, irrevocably obligates us to make the Money Market Loan(s) for which any offer(s) are accepted, in whole or in part.

                                                                                                               Very truly yours,

                                                                                                               [NAME OF LENDER]

        Dated:______________          By:__________________________________

                                                                        Authorized Officer

___________

*** Not less than one month in the case of Money Market Libor loans or 14 days, in the case of Money Market Absolute Rate Loans, as specified in the related Invitation.  No more than five bids are permitted for each Interest Period.

**** Margin over or under the London Interbank Offered Rate determined for the applicable Interest Period.  Specify percentage (to the nearest 1/10,000th of 1%) and specify whether "PLUS" or "MINUS".

***** Specify rate of interest per annum (to the nearest 1/10,000th of 1%).

EXHIBIT H

Form of Closing Certificate

NORFOLK SOUTHERN CORPORATION

Closing Certificate

June 26, 2007

            Reference is hereby made to that certain Amended and Restated Credit Agreement, dated as of June 26, 2007 (the "Credit Agreement"), among Norfolk Southern Corporation (the "Company), the lenders from time to time parties thereto, JPMorgan Chase Bank, N.A., as Administrative Agent and Citibank, N.A., as Syndication Agent.  Terms used herein but not defined herein have the meanings ascribed to them in the Credit Agreement.

            The undersigned, being the Corporate Secretary of the Company, hereby certifies, in her capacity as an officer of the Company and not individually, that

            1.  William J. Romig is the duly elected and qualified Vice President and Treasurer of the Company and the signature set forth for such officer below is such officer's true and genuine signature.

The undersigned, being the Vice President and Treasurer of the Company, hereby certifies, in his capacity as an officer of the Company and not individually, that:

                1.  The representations and warranties of the Company contained in each Loan Document to which it is a party or which are contained in any certificate, document or financial or other statement furnished pursuant to or in connection therewith are true and correct in all material respects on and as of the date hereof with the same effect as if made on the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date.

                2.  No Default or Event of Default has occurred and is continuing as of the date hereof or after giving effect to the Loans being made on the date hereof and the use of the proceeds thereof.

                3.  There are no liquidation or dissolution proceedings pending or to our knowledge threatened against the Company nor has any other event occurred affecting or threatening the corporate existence of the Company.

                4.  Attached hereto as Exhibit A is a copy of the Company's Articles of Incorporation, together with any and all amendments thereto, as on file with the Secretary of State of the Commonwealth of Virginia through the date hereof, certified by the Corporate Secretary of the Company as true, complete and correct.

                5.  Attached hereto as Exhibit B is a complete and correct copy of the Company's Bylaws, and all amendments thereto, the same being in full force and effect in the attached form on the date hereof.

                6.  Attached hereto as Exhibit C is a complete and correct copy of the resolutions adopted by the Board of Directors of the Company authorizing the Company to execute, deliver and perform the Obligations contemplated to be performed under the Credit Agreement, none of which resolutions have been amended or repealed in any respect as of the date hereof, and all of which resolutions are in full force and effect on the date hereof and are the only corporate proceedings of the Company now in force relating to or affecting the matter referred to therein.

                7.  The following persons are now duly elected and qualified officers of the Company holding the offices indicated next to their respective names below, and the signatures appearing opposite their respective names below are the true and genuine signatures of such officers, and each of such officers are duly authorized to execute and deliver, on behalf of the Company, the Credit Agreement, the Loan Documents and any certificate or other document to be delivered by the Company pursuant to the Credit Agreement and the other transactions contemplated thereby:

Name	Office	Signature
Dezora M. Martin	Corporate Secretary
William J. Romig	Vice President and Treasurer

[Signature page to follow]

            IN WITNESS WHEREOF, each of the undersigned has executed this Closing Certificate in his/her capacity as an officer of the Company and not individually, effective as of the date first above written.

                                                                                                               NORFOLK SOUTHERN CORPORATION

                                                                                                               By: ____________________________________
                                                                                                                     Name:       Dezora M. Martin

                                                                                                                     Title:          Corporate Secretary

                                                                                                               By: ____________________________________
                                                                                                                     Name:       William J. Romig

                                                                                                                     Title:          Vice President and Treasurer